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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors of
Genaera Corporation:

We consent to the use of our report incorporated herein by reference in this registration statement of our report included in Genaera Corporation's Form 10-K for the year ended December 31, 2000 and to the reference to our firm under the heading "Experts" in this registration statement.

/s/ KPMG LLP

Princeton, New Jersey
September 20, 2001